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EXHIBIT 10.1

PURCHASE AGREEMENT

        THIS PURCHASE AGREEMENT (the "Agreement") is entered into as of April 8, 2002 (the "Effective Date"), by and among Versicor Inc., a Delaware corporation (the "Company"), and the purchasers listed on the Schedule of Purchasers attached hereto as Schedule A (each, a "Purchaser" and, collectively, the "Purchasers").

        THE PARTIES TO THIS AGREEMENT enter into this Agreement on the basis of the following facts, intentions and understandings:

        A.    In accordance with the terms and conditions of this Agreement, the Company has agreed to issue and sell, and the Purchasers have agreed to purchase that number of shares set forth opposite their respective names on the Schedule of Buyers attached hereto as Schedule A and, in the aggregate, up to 3,000,000 shares (the "Shares") of common stock, par value $0.001 per share, of the Company (the "Common Stock"). Lehman Brothers Inc. has acted as placement agent (the "Placement Agent") with respect to the sale of Shares.

        B.    Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement substantially in the form attached hereto as Exhibit A (the "Registration Rights Agreement" and, together with this Agreement, the "Operative Agreements"), pursuant to which the Company has agreed to provide the Purchasers with the benefit of certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "Securities Act"), on the terms and subject to the conditions set forth therein.

        NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Purchasers hereby agree as follows:

        SECTION 1. Sale and Purchase of Shares.

        1.1    Authorization of Sale of Shares.    At the Closing (as defined in Section 1.2 below), the Company shall issue and sell to each Purchaser, and each Purchaser agrees to purchase from the Company, upon the terms and subject to the conditions hereinafter set forth, the number of Shares set forth opposite the Purchaser's name on the Schedule of Buyers attached hereto as Schedule A at a purchase price of $15.00 per share. The Company reserves the right to increase or decrease the number of Shares to be sold in this private placement prior to the Closing Date (as defined in Section 1.2 below).

        1.2    The Closing.    The completion of the purchase and sale of the Shares (the "Closing") shall occur at the offices of O'Melveny & Myers LLP, 275 Battery Street, Suite 2600, San Francisco, California 94111 as soon as practicable on the date agreed by the Company and the Placement Agent, but in no event later than three (3) business days following the execution of this Agreement, or on such later date or at such different location as the Company and the Placement Agent shall agree in writing, but in any event not prior to the date that the conditions for Closing set forth in Sections 5 and 6 shall have been satisfied or waived by the appropriate party (the "Closing Date"). The Closing shall occur at a time to be agreed upon by the Company and the Placement Agent and of which the Purchasers shall be notified by facsimile transmission or otherwise.

        1.3    Form of Payment; Delivery of the Shares.    At the Closing, (i) each Purchaser shall pay the Company the amount opposite such Purchaser's name on the Schedule of Buyers attached hereto as Schedule A for the Shares to be issued and sold to such Purchaser, by wire transfer of immediately available funds in accordance with the Company's written wire instructions attached hereto on Schedule B, and (ii) the Company shall deliver to each Purchaser one or more stock certificates registered in the name of the Purchaser, or in such nominee name(s) as designated by the Purchaser in writing at least two (2) days before Closing, representing in the aggregate the number of Shares set forth on the Schedule of Buyers attached hereto as Schedule A and bearing the legend referred to in Section 3.9 of this Agreement. The name(s) in which the stock certificates are to be registered are set forth in the Investor Suitability Questionnaire attached hereto as part of Appendix I. Each party's obligations to complete the purchase and sale of the Shares at the Closing shall be subject to the satisfaction (or its waiver) of the conditions set forth in Sections 5 and 6 of this Agreement.

        1.4    Independent Nature of Purchasers' Obligations and Rights.    The rights and obligations of each Purchaser under any Operative Agreement are several and not joint with the rights and obligations of the other Purchasers. A Purchaser shall not be responsible in any way for the performance of the obligations of any other Purchasers under any Operative Agreement. A Purchaser shall not have the right to terminate or fail to perform its obligations under any Operative Agreement solely because another Purchaser terminates or fails to perform its obligations under an Operative Agreement. Nothing contained herein or in any Operative Agreement, and no action taken by any Purchaser pursuant thereto shall constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by the Operative Agreements. Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Operative Agreements, and it shall not be necessary for the other Purchasers to be joined as additional parties in any proceeding for such purpose.

        SECTION 2. Company's Representations and Warranties.    The Company represents and warrants to each Purchaser as follows as of the Effective Date:

        2.1    Confidential Private Placement Memorandum.    The Company has prepared the confidential private placement memorandum dated March 21, 2002, as supplemented by the supplement no. 1 to the confidential private placement memorandum dated April 3, 2002 (collectively, the "Private Placement Memorandum"), setting forth information concerning the Company and the Common Stock. As used in this Agreement, "Private Placement Memorandum" means the Private Placement Memorandum as amended or supplemented and including all documents incorporated by reference therein, including any SEC Filings (as defined below). To the Company's knowledge, copies of the Private Placement Memorandum and the following documents have been delivered to the Purchasers pursuant to the terms of this Agreement. The Private Placement Memorandum (excluding the draft form of this Agreement and the draft form of the Registration Rights Agreement), as of its date, and the following documents or, if amended, as so amended, as of the respective date it was filed with the Commission (as defined below), do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading:

          (a)  the Company's Annual Report on Form 10-K for the year ended December 31, 2001 (the "2001 10-K");

          (b)  the Company's Proxy Statements on Schedule 14A for our 2001 Annual Meeting of Shareholders and a Special Meeting to approve the Company's 2001 Stock Option Plan; and

          (c)  all other documents, if any, filed by the Company with the Commission since December 31, 2001 and prior to the Effective Date (together with the 2001 10-K, the "SEC Filings") pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "Exchange Act").

The Private Placement Memorandum does not contain any information that, immediately after the Company files the Current Report on Form 8-K in accordance with Section 4.3 of this Agreement, would constitute material non-public information.

        2.2    Exchange Act Filings.    The Company has filed in the time and manner required all documents that the Company was required to file under the Exchange Act since December 31, 2000. Except to the extent they may have been subsequently amended, superseded or otherwise modified prior to the Effective Date by subsequent reports or filings, the SEC Filings, when they were filed with the Securities and Exchange Commission (the "Commission"), conformed in all material respects to the requirements of the Exchange Act.

        2.3    Organization and Qualification.    The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full power and authority to own its properties and conduct its business as presently conducted and described in the Private Placement Memorandum. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to so qualify would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, properties, condition (financial or otherwise) or results of operations of the Company (a "Material Adverse Effect"). The Company does not have any Subsidiaries (as defined below). Except for short-term investments, the Company does not own any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, limited liability company, joint venture, association or other entity except as set forth in the SEC Filings or the Private Placement Memorandum. Complete and correct copies of the certificate of incorporation and bylaws of the Company as in effect on the Effective Date have been filed by the Company with the Commission. For the purposes of this Agreement, the term "Subsidiary" shall mean any (a) firm, corporation, partnership, limited liability company, trust or other entity (a "Person") of which the Company owns (i) at least a majority of the outstanding voting capital stock (or other outstanding voting shares of beneficial interest) or (ii) at least a majority of the partnership, membership, joint venture or similar interests, or (b) partnership in which the Company is a general partner.

        2.4    Authorized Capital Stock.    The authorized capital stock of the Company consists of 100,000,000 shares of Common Stock and 5,000,000 shares of preferred stock, par value $0.001 per share ("Preferred Stock"). As of March 31, 2002, no shares of Preferred Stock were issued and outstanding, and 23,297,724 shares of Common Stock were issued and outstanding; the issued and outstanding shares of Common Stock have been duly and validly authorized and issued, are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities. Except as disclosed in the SEC Filings or in the Private Placement Memorandum, and except for options granted to employees and consultants pursuant to benefit plans existing as of the Effective Date, the Company does not have outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or other obligations, or any obligation to repurchase, redeem or otherwise acquire any outstanding security of the Company. Except as disclosed in the SEC Filings or the Private Placement Memorandum, there are no stockholder agreements, voting agreements or similar agreements or arrangements with respect to the Common Stock to which the Company is a party, or to the Company's knowledge, between or among any of the Company's stockholders.

        2.5    Issuance, Sale and Delivery of the Shares.    The Shares that the Purchasers have agreed to purchase have been duly authorized by the Company and, when issued, delivered and paid for in the manner set forth in this Agreement, shall be validly issued, fully paid and nonassessable. No preemptive rights or other rights to subscribe for or purchase the Company's capital stock exist with respect to the issuance and sale of the Shares by the Company pursuant to this Agreement. Except as disclosed in the SEC Filings or the Private Placement Memorandum, no stockholder of the Company has any right

(which has not been waived or has not expired by reason of lapse of time following notification of the Company's intent to file the registration statement to be filed by the Company pursuant to the Registration Rights Agreement (the "Registration Statement")) to require the Company to register the sale of any shares owned by such stockholder under the Securities Act in the Registration Statement. No further approval or authority of the stockholders or the Board of Directors of the Company shall be required for the issuance and sale of the Shares by the Company, or the filing of the Registration Statement by the Company, as contemplated herein.

        2.6    Due Execution, Delivery and Performance.    The Company has full legal right, corporate power and authority to enter into the Operative Agreements and to perform the transactions contemplated hereby and thereby. Each of the Operative Agreements has been duly authorized, executed and delivered by the Company. Upon the execution and delivery of the Operative Agreements, and assuming the valid execution thereof by each Purchaser, the Operative Agreements shall constitute valid and binding obligations of the Company, enforceable in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as agreements by the Company to indemnify others may be violative of public policy and unenforceable.

        2.7    No Conflicts.    The execution, delivery and performance of the Operative Agreements, the issuance and sale of the Shares to be purchased by the Purchasers under this Agreement and the consummation of the other transactions contemplated by the Operative Agreements will not (A) conflict with or constitute a violation of, or default (with the passage of time or the delivery of notice) under, (i) any material bond, debenture, note or other evidence of indebtedness, or any material lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other material agreement or instrument to which the Company is a party or by which it or its property is bound, where such conflict, violation or default would reasonably be expected to have a Material Adverse Effect, or (ii) to the knowledge of the Company, any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority binding upon the Company or its property, where such conflict, violation or default would reasonably be expected to have a Material Adverse Effect, (B) violate the certificate of incorporation or bylaws of the Company or (C) result in the creation or imposition of any material lien, encumbrance, claim, security interest or charge upon any of the material properties or assets of the Company. No authorization, approval, consent or order of any governmental authority or agency is required for the consummation of the transactions contemplated in the Operative Agreements, except (1) as may be required under the Securities Act in connection with the registration of the Shares pursuant to the Registration Rights Agreement, (2) as otherwise contemplated by the Operative Agreements, (3) as may be required under the rules of the National Association of Securities Dealers, Inc. or the state securities or blue sky laws of any jurisdiction in connection with the purchase and distribution of the Shares, (4) for any such other approvals as have been obtained, and (5) except as would not reasonably be expected to have a Material Adverse Effect.

        2.8    No Material Change.    Since December 31, 2001, and except as described in the SEC Filings or the Private Placement Memorandum, (i) the Company has not incurred any material liabilities or obligations, whether indirect or contingent, or entered into any material written agreement that is not in the ordinary course of business, (ii) the Company has not sustained any material loss or interference with its businesses or properties from fire, flood, windstorm, accident or other calamity not covered by insurance, (iii) the Company has not paid or declared any dividends or other distributions with respect to its capital stock and the Company is not in default in the payment of principal or interest on any outstanding debt obligations, (iv) there has not been (A) any change in the capital stock of the Company other than (1) the sale of the Shares hereunder and (2) shares or options issued pursuant to employee equity incentive plans or purchase plans approved by the Company's Board of Directors and shares issued pursuant to outstanding warrants, or (B) any increase in indebtedness material to the Company (other than in the ordinary course of business), (v) the Company has conducted its business only in the ordinary course of business in accordance with past practice, and (vi) there has not been a Material Adverse Effect on the Company.

        2.9    No Actions.    Except as disclosed in the SEC Filings or the Private Placement Memorandum, and except for patent proceedings and other regulatory approvals, there are no legal or governmental actions, suits or governmental actions, suits or proceedings pending or, to the Company's knowledge, threatened to which the Company is or may be a party or of which property owned by the Company is or may be the subject, which actions, suits or proceedings, individually or in the aggregate, are reasonably expected to prevent or materially and adversely affect the transactions contemplated by this Agreement or which, if determined adversely to the Company, would reasonably be expected to have a Material Adverse Effect; and, to the Company's knowledge, no labor disturbance by the employees of the Company exists, or is imminent, which would reasonably be expected to have a Material Adverse Effect. The Company is not party to or subject to the provisions of any injunction, judgment, decree or order of any court, regulatory body administrative agency or other governmental body, which has, or would reasonably be expected to have, a Material Adverse Effect.

        2.10    Investment Company.    The Company is not and, after giving effect to the offering and sale of the Shares, will not be an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for an investment company, as such terms are defined in the Investment Company Act of 1940, as amended.

        2.11    No Other Offering Materials.    The Company has not distributed and will not distribute prior to the Closing Date any offering material in connection with the offering and sale of the Shares other than the documents described in Section 2.1 hereof. The Company has not in the past nor will it in the six (6) months after the date hereof take any action to sell, offer for sale or solicit offers to buy any securities of the Company that would require that the offer, issuance or sale of the Shares, as contemplated by this Agreement, be registered pursuant to the provisions of Section 5 of the Securities Act.

        2.12    Intellectual Property.    Except as disclosed in the SEC Filings or the Private Placement Memorandum, (i) the Company owns or has obtained valid and enforceable licenses or options for the inventions, patent applications, patents, trademarks (both registered and unregistered), trade names, copyrights and trade secrets necessary for the conduct of the Company's business as described in the Private Placement Memorandum and as currently conducted (collectively, the "Intellectual Property"); and, (ii) (a) to the Company's knowledge, there are no third parties who have any ownership rights to any Intellectual Property that is owned by, or has been licensed to, the Company that would preclude the Company from conducting its business as currently conducted, except for the ownership rights of the owners of the Intellectual Property licensed or optioned by the Company; (b) to the Company's knowledge, there are currently no sales of any products that would constitute an infringement by third parties of any Intellectual Property owned, licensed or optioned by the Company; (c) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the rights of the Company in or to any Intellectual Property owned, licensed or optioned by the Company, other than claims that would not reasonably be expected to have a Material Adverse Effect; (d) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any Intellectual Property owned, licensed or optioned by the Company, other than actions, suits, proceedings and claims that would not reasonably be expected to have a Material Adverse Effect; and (e) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary right of others, other than actions, suits, proceedings and claims that would not reasonably be expected to have a

Material Adverse Effect. All material license agreements pursuant to which (i) the Company is granted rights in Intellectual Property, or (ii) the Company has granted rights to others in Intellectual Property owned or licensed by the Company, are in full force and effect, except as would not reasonably be expected to have a Material Adverse Effect and, to the Company's knowledge, there is no material default by the Company or any other party thereto, except as would not reasonably be expected to have a Material Adverse Effect. To the Company's knowledge, the Company has not made and is not making unauthorized use of any confidential information or trade secrets of any person. The Company believes it is conducting itself in a commercially reasonable manner to establish and preserve its ownership of all material copyright, trade secret and other proprietary rights with respect to its products and technology.

        2.13    Form S-3 Eligibility.    The Company satisfies the requirements for use of Form S-3 for registration of the resale of the Shares as contemplated herein. To the knowledge of the Company, there exist no facts or circumstances that could reasonably be expected to prohibit or delay the preparation or initial filing of the Registration Statement.

        2.14    No Defaults.    Except as disclosed in the SEC Filings or the Private Placement Memorandum, and except as to defaults, violations and breaches which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, the Company is not in violation of any provision of its certificate of incorporation or bylaws, or in breach of or default with respect to any provision of any agreement, judgment, decree, order, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which it is a party or by which it is or any of its properties are, bound; and there does not exist any state of fact which, with notice or lapse of time or both, would constitute an event of default, as defined in such documents, on the part of the Company, except such defaults which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

        2.15    Contracts.    All material agreements to which the Company is a party and which are required to have been filed by the Company pursuant to the Securities Act or the Exchange Act have been filed by the Company with the Commission pursuant to the requirements of the Securities Act or the Exchange Act, as applicable. Each such agreement is in full force and effect and is binding on the Company and, to the Company's knowledge, is binding upon such other parties, in each case in accordance with its terms, and neither the Company nor, to the Company's knowledge, any other party thereto is in breach of or default under any such agreement, which breach or default would reasonably be expected to have a Material Adverse Effect. The Company has not received any written notice regarding the termination of any such agreements.

        2.16    Financial Statements.    The audited financial statements of the Company included in the 2001 10-K present fairly the financial position and results of operations of the Company as of the dates and for the periods indicated therein; such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis.

        2.17    NASDAQ Compliance.    The Company's Common Stock is registered pursuant to Section 12(g) of the Exchange Act and is listed on The Nasdaq National Market (the "Nasdaq Stock Market"). The Company has not, in the twelve (12) months preceding the Effective Date hereof, received written notice from the Nasdaq Stock Market that the Company is not in compliance with the listing or maintenance requirements of the Nasdaq Stock Market. The issuance and sale of Shares hereunder does not contravene the rules and regulations of the Nasdaq Stock Market.

        2.18    Foreign Corrupt Practices, etc.    Neither the Company, its employees nor, to the Company's knowledge, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or made by any person acting on its behalf and of which the Company is aware in violation of law or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

        2.19    Accountants.    PricewaterhouseCoopers LLP, who expressed their opinion with respect to the financial statements included in the 2001 10-K, are independent accountants as required by the Exchange Act.

        2.20    Properties.    The Company has good title to all properties and assets reflected as owned by it in the financial statements included in the 2001 10-K and that it otherwise purports to own, and such properties and assets are not subject to any lien, mortgage, pledge, charge, claim or encumbrance of any kind except (i) those, if any, reflected in the financial statements included in the SEC Filings or the Private Placement Memorandum, or (ii) those which are not material in amount and do not adversely affect the use made and intended to be made of such property by the Company. The Company holds its leased properties under valid and binding leases, with such exceptions as would not reasonably be expected to have a Material Adverse Effect. Except as disclosed in the SEC Filings or the Private Placement Memorandum, the Company owns or leases all such properties as are necessary to its operations as now conducted.

        2.21    Transfer Taxes.    On the Closing Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares to be sold to each Purchaser hereunder will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been complied with in all material respects.

        2.22    Insurance.    The Company maintains and will continue to maintain insurance of the types, against such losses and in the amounts, with such insurers and subject to deductibles and exclusions as are customary in the Company's industry and otherwise reasonably prudent, including, but not limited to, insurance covering all real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism, all of which insurance is in full force and effect.

        2.23    Taxes.    The Company has filed all necessary federal, state and foreign income and franchise tax returns or have properly requested extension thereof and has paid all taxes shown as due thereon, except as may be being contested in good faith and by appropriate proceedings. The Company has made adequate charges, accruals and reserves in the applicable financial statements referred to in Section 2.16 above in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company has not been finally determined. The Company has no knowledge of a tax deficiency which has been or might be asserted or threatened against it which would reasonably be expected to have a Material Adverse Effect.

        2.24    Regulatory Matters.

          (a)  To the Company's knowledge, the clinical, pre-clinical and other studies and tests conducted by or on behalf of or sponsored by the Company that are described in the Private Placement Memorandum or the results of which are referred to in the Private Placement Memorandum were and, if still pending, are being conducted in accordance with accepted medical and scientific research procedures. The descriptions of the results of such studies and tests are accurate and complete in all material respects and fairly present the data derived from such studies and tests, and the Company has no knowledge of any other studies or tests that call into question the results described or referred to in the Private Placement Memorandum. As to each product subject to the jurisdiction of the U.S. Food and Drug Administration ("FDA") under the Federal Food, Drug and Cosmetic Act and the Regulations thereunder ("FDCA") (each such product, a "Regulated Product") that is manufactured, tested, distributed and/or marketed by the Company, such Regulated Product is being manufactured, tested, distributed and/or marketed in substantial compliance with all applicable requirements under FDCA and similar state and foreign laws and regulations, including but not limited to those relating to investigational use, premarket clearance, good manufacturing practices, labeling, advertising, record keeping, filing of reports and security, except where lack of compliance would not have a Material Adverse Effect.

          (b)  The Company has not received any written notices or correspondence from the FDA or any other governmental authority requiring the termination, suspension or material modification of any tests or evaluations conducted on behalf of the Company.

        2.25    Offering.    Subject to the accuracy of the Purchasers' representations in Section 3 of this Agreement, the offer, sale and issuance of the Shares in conformity with the terms of this Agreement constitute transactions exempt from the registration requirements of Section 5 of the Securities Act and from the qualification or registration requirements of all applicable state securities laws.

        SECTION 3. Purchaser's Representations and Warranties.    Each Purchaser represents and warrants to the Company with respect to only itself that as of the date hereof and the Closing:

        3.1    Information.    Such Purchaser is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company, and has requested, received, reviewed and considered all information it deems necessary and relevant in making an informed decision to purchase the Shares. Such Purchaser understands that its investment in the Shares involves a significant degree of risk and that the market price of the Common Stock has been and continues to be volatile and that no representation is being made as to the future value of the Common Stock. Such Purchaser has the knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares and has the ability to bear the economic risks of an investment in the Shares for a indefinite period of time. Such Purchaser has, in connection with its decision to purchase the number of Shares set forth opposite its name on the Schedule of Buyers attached hereto as Schedule A, relied solely upon the SEC Filings (including, without limitation, the 2001 10-K filed by the Company with the Commission), the Private Placement Memorandum and the representations and warranties of the Company contained herein. The Purchaser acknowledges that the Placement Agent has made no representations or warranties regarding the Company; the Purchaser agrees that neither the Placement Agent nor any of its controlling persons, affiliates, directors, officers, employees or consultants shall have any liability to the Purchaser or any person asserting claims on behalf of or in right of the Purchaser for any losses, claims, damages, liabilities or expenses arising out of or relating to this Agreement or the Purchaser's purchase of the Shares.

        3.2    Investment Purpose.    Such Purchaser is acquiring the number of Shares set forth opposite its name on the Schedule of Buyers attached hereto as Schedule A in the ordinary course of its business and for its own account for investment purposes only and with no present intention of distributing any of such Shares, and no arrangement or understanding exists with any other persons regarding the distribution of such Shares; provided, however, that in making such representation, such Purchaser reserves the right to sell, transfer or otherwise dispose of the Shares at any time subject to and in accordance with (i) the provisions of this Agreement and (ii) the Federal and state securities laws applicable to such sale, transfer or disposition.

        3.3    Accuracy of Information Provided.    Such Purchaser has completed or caused to be completed the Registration Statement Questionnaire attached as Appendix I to the Registration Statement, for use in preparation of the Registration Statement, and the information in such Registration Statement Questionnaire is true, correct and complete as of the Effective Date and will be true, correct and complete as of the effective date of the Registration Statement (provided that, if necessary to make the statement accurate, such Purchaser shall be entitled to update such information prior to the effective date of the Registration Statement).

        3.4    Accredited Investor.    Such Purchaser has completed or caused to be completed the Investor Suitability Questionnaire attached hereto as part of Appendix I, the information in such Investor

Suitability Questionnaire is true, correct and complete as of the Effective Date and will be true, correct and complete as of the Closing, and such Purchaser is an "accredited investor" within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act, and such Purchaser agrees to notify the Company immediately of any change in any of the foregoing information until such time as such Purchaser has sold all of its Shares or the Company is no longer required to keep the Registration Statement effective.

        3.5    Reliance on Exemptions.    Such Purchaser understands that the Shares are being offered and sold to it in reliance upon specific exemptions from the registration requirements of the Securities Act and applicable state securities laws and that the Company is relying upon the truth, accuracy and completeness of, and such Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Shares.

        3.6    Confidential Information.    Such Purchaser understands that any material non-public information provided to such Purchaser by the Company is strictly confidential and proprietary to the Company and is being submitted to the Purchaser solely for such Purchaser's confidential use in connection with its investment decision regarding the Shares. Such Purchaser agrees to use such information for the sole purpose of evaluating a possible investment in the Shares and such Purchaser hereby acknowledges that it is prohibited from reproducing or distributing such information, the Private Placement Memorandum, the Operative Agreements or any other offering materials, in whole or in part, or divulging or discussing any of their contents, except for use internally and by its legal counsel, except as required by law or legal process or except to the extent such information is made publicly available other than as a result of a breach by such Purchaser (or any of its affiliates or their representatives) of its confidentiality obligations hereunder. Further, such Purchaser understands that the existence and nature of all conversations and presentations, if any, regarding the Company and this offering must be kept strictly confidential until such time as the Company makes a public announcement of the sale of Shares. Such Purchaser understands that the federal securities laws impose restrictions on trading based on information regarding this offering. In addition, such Purchaser hereby acknowledges that unauthorized public disclosure of information regarding this offering may cause the Company to violate Regulation FD.

        3.7    No Governmental Review.    Such Purchaser understands that no United States federal or state agency or other government or governmental agency has passed upon or made any recommendation or endorsement of the Shares or the fairness or suitability of the investment in the Shares nor have such authorities passed upon or endorsed the merits of the offering of the Shares.

        3.8    Transfer or Resale.

          (a)  Such Purchaser understands that the Shares have not been registered under the Securities Act or any state securities laws, and such Purchaser agrees that it will not, sell, offer to sell, solicit offers to buy, dispose of, loan, pledge or grant any right with respect to (collectively, a "Disposition;" and the term "Dispose" shall have the correlative meaning) the Shares, unless (a) the Shares are registered under the Securities Act, (b) such Purchaser shall have delivered to the Company an opinion of counsel in form, substance and scope reasonably acceptable to the Company, to the effect that, in connection with such Disposition, registration is not required under the Securities Act or any applicable state securities law due to the applicability of an exemption therefrom, or (c) such Shares have been Disposed of in accordance with Rule 144 under the Securities Act or any successor provision. In that connection, such Purchaser is aware of Rule 144 under the Securities Act and the restrictions imposed thereby. Such Purchaser acknowledges and agrees that no sales of the Shares may be made under the Registration Statement and that the Shares are not transferable on the books of the Company pursuant to a sale made under the Registration Statement unless the certificate submitted to the transfer agent evidencing the Shares is accompanied by a separate Purchaser's Certificate of Subsequent Sale: (i) in the form of

  Appendix II hereto; (ii) executed by an officer of, or other authorized person designated by, the Purchaser; and (iii) to the effect that (A) the Shares have been sold in accordance with the Registration Statement, the Securities Act and any applicable state securities or blue sky laws, and (B) the requirement of delivering a current prospectus has been satisfied.

          (b)  Such Purchaser that is located outside the United States acknowledges that, to its knowledge, no action has been or will be taken in any jurisdiction outside the United States by the Company or the Placement Agent that would permit an offering of the Shares, or possession or distribution of offering materials in connection with the issue of the Shares, in any jurisdiction outside the United States where action for that purpose is required. Such Purchaser outside the United States will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Shares or has in its possession or distributes any offering material, in all cases at its own expense. The Placement Agent is not authorized to make any representation or use any information in connection with the issue, placement, purchase and sale of the Shares.

          (c)  Such Purchaser hereby covenants with the Company not to make any Disposition of the Shares without complying with the provisions of the Operative Agreements, and, if then applicable, without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied, and such Purchaser acknowledges that the certificates evidencing the Shares will be imprinted with a legend that prohibits their Disposition except in accordance therewith. Such Purchaser acknowledges that there may occasionally be times when the Company, based on the advice of its counsel, determines that it must suspend the use of the prospectus forming a part of the Registration Statement (as amended or supplemented by any amendment or prospectus supplement, including post-effective amendments, the "Prospectus"), until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the Commission or until the Company has amended or supplemented such Prospectus or until the expiration of the time period permitted under the Registration Rights Agreement.

        3.9    Legends.    Such Purchaser understands that, until such time as the Shares have been Disposed pursuant to the Registration Statement or an available exemption from the registration requirements or may be Disposed by non-affiliates of the Company pursuant to Rule 144 under the Securities Act without any restriction as to the number of securities as of a particular date that can then be immediately Disposed, the Shares may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for the Shares):

    "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), or under the securities laws of any other jurisdiction. The securities may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under the Act and applicable state securities laws, or an opinion of counsel, in form, substance and scope reasonably acceptable to the Company, that registration is not required under the Act or any applicable state securities laws or unless sold pursuant to Rule 144 under the Act."

        3.10    Residency.    Such Purchaser's principal executive offices are in the jurisdiction set forth immediately below the Purchaser's name on the signature pages hereto.

        3.11    Authorization; Enforcement; Validity.    Such Purchaser has full right, power, authority and capacity to enter into the Operative Agreements and to consummate the transactions contemplated hereby and thereby, and has taken all necessary action to authorize the execution, delivery and performance of the Operative Agreements. Upon the execution and delivery of the Operative Agreements, and assuming the valid execution thereof by the Company, the Operative Agreements shall constitute valid and binding obligations of such Purchaser, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as agreements by such Purchaser to indemnify others may be violative of public policy and unenforceable

        3.12    No Conflicts.    The execution and performance of the Operative Agreements do not conflict with any agreement to which such Purchaser is a party or is bound, any court order or judgment affecting such Purchaser, or the constituent documents of such Purchaser.

        3.13    No Intent to Effect a Change of Control.    Such Purchaser has no present intent to consummate a "change of control" of the Company, as such term is understood in Rule 13d of the Exchange Act.

        3.14    No Adverse Litigation.    Such Purchaser is not a party to any litigation against the Company.

        3.15    No Advice.    Such Purchaser understands that nothing in this Agreement or any other materials presented to such Purchaser in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. Such Purchaser has consulted its own legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares.

        SECTION 4. Covenants.

        4.1    Obligations.    Each party shall timely satisfy each of the conditions to be satisfied by it as provided in Sections 5 and 6 of this Agreement.

        4.2    Use of Proceeds.    The Company agrees to apply the net proceeds from the sale of the Shares for general corporate purposes and working capital.

        4.3    Securities Laws Disclosure.    The Company shall file within two (2) days after the Closing Date a Current Report on Form 8-K with the Commission (i) describing the terms of the transactions contemplated by the Operative Agreements and including this Agreement and the Registration Rights Agreement as exhibits to such Current Report on Form 8-K or in a filing or amendment to such filing within three (3) days after such initial filing and (ii) describing any material non-public information set forth in the Private Placement Memorandum.

        SECTION 5. Conditions to the Company's Obligation to Close.    The obligation of the Company to issue and sell the Shares to each respective Purchaser at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing such Purchaser with prior written notice thereof:

        5.1    Operative Agreements.    Such Purchaser shall have executed each of the Operative Agreements to which it is a party and delivered the same to the Company.

        5.2    Payment of Purchase Price.    The Company shall have received from such Purchaser the full amount of the purchase price for the Shares being purchased by such Purchaser at the Closing, by wire transfer of immediately available funds pursuant to the wire transfer instructions attached hereto as Schedule B.

        5.3    No Injunctions or Restraints.    No litigation properly filed and served on the Company by a governmental authority with competent jurisdiction over the Company shall be pending which seeks to enjoin or prohibit the Company from consummating of the transactions contemplated by the Operative Agreements, and no temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction over the Company shall be in effect which seeks to enjoin or prohibit the Company from consummating of the transactions contemplated by the Operative Agreements.

        5.4    Representations and Warranties; Covenants.    The representations and warranties of such Purchaser shall be true, correct and complete in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 3 above, in which case such representations and warranties shall be true, correct and complete without further qualification) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true, correct and complete as of such date), and such Purchaser shall have performed, satisfied and complied with in all material respects the covenants, agreements and conditions required by the Operative Agreements to be performed, satisfied or complied with by such Purchaser at or prior to the Closing Date.

        SECTION 6. Conditions to each Purchaser's Obligation to Close.    The obligation of each Purchaser hereunder to purchase the Shares from the Company at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Purchaser's sole benefit and may be waived by such Purchaser at any time in its sole discretion by providing the Company with prior written notice thereof:

        6.1    Operative Agreements.    The Company shall have executed each of the Operative Agreements to which it is a party and delivered the same to such Purchaser.

        6.2    Delivery of Shares.    The Company shall have executed and delivered to such Purchaser the Shares being purchased by such Purchaser at the Closing as set forth on the Schedule of Buyers attached hereto as Schedule A.

        6.3    Opinion of Counsel.    The Company shall have delivered to such Purchaser the opinion of O'Melveny & Myers LLP, dated as of the Closing Date, in the form of Exhibit B attached hereto.

        6.4    No Injunctions or Restraints.    No litigation properly filed and served on the Company by a governmental authority with competent jurisdiction over the Company shall be pending which seeks to enjoin or prohibit the Company from consummating of the transactions contemplated by the Operative Agreements, and no temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction over the Company shall be in effect which seeks to enjoin or prohibit the Company from consummating of the transactions contemplated by the Operative Agreements.

        6.5    Representations and Warranties; Covenants.    The representations and warranties of the Company shall be true, correct and complete in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 2 above, in which case such representations and warranties shall be true, correct and complete without further qualification) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true, correct and complete as of such date), and the Company shall have performed, satisfied and complied with in all material respects the covenants, agreements and conditions required by the Operative Agreements to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Such Purchaser shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect.

        SECTION 7. Miscellaneous Provisions.

        7.1    Survival of Representations and Warranties.    A Purchaser's election to purchase the Shares being purchased by such Purchaser based upon the statements in the certificate described in Section 6.5 of this Agreement shall not be construed as a waiver of such Purchaser's right to remedies for the inaccuracy of the representations and warranties made by the Company in this Agreement and in such certificate. Notwithstanding any investigation made by any party to this Agreement or by the Placement Agent, all representations and warranties made by the Company and the Purchasers herein and in the certificates for the Shares delivered pursuant hereto shall survive the execution of this Agreement, the delivery to the Purchasers of the Shares being purchased and the payment therefor, for a period of two (2) years from the Closing Date.

        7.2    Placement Agent.    The Purchasers acknowledge that the Company intends to pay to the Placement Agent a fee in respect of the sale of the Shares to the Purchasers. Each of the parties hereto hereby represents that, on the basis of any actions and agreements by it, there are no other brokers or finders entitled to compensation in connection with the sale of the Shares to the Purchasers. The Placement Agent is not an agent of, and is not entitled to make any representations to the Purchasers or execute any documents on behalf of, the Company, and the Purchasers acknowledge that the Placement Agent is not authorized to bind the Company in any way.

        7.3    Notices.    Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile; or (iii) two (2) business days after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

          (a)  if to the Company, to:

Versicor Inc. 34790 Ardentech Court Fremont, California 94555
Facsimile:	(510) 739-3003
Attention:	Mr. George F. Horner, III Dov A. Goldstein, M.D.
with a copy to:
O'Melveny & Myers LLP Embarcadero Center West 275 Battery Street, Suite 2600 San Francisco, California 94111
Facsimile:	(415) 984-8701
Attention:	Peter T. Healy, Esq.

          (b)  if to the Placement Agent, to:

Lehman Brothers Inc. 745 7th Avenue, 19th Floor New York, New York 10019
Facsimile:	(646) 758-3885
Attention:	Mr. Grant Miller
with a copy to:
Brobeck, Phleger & Harrison, LLP 370 Interlocken Boulevard, Suite 500 Broomfield, Colorado 80021
Facsimile:	(303) 410-2199
Attention:	Richard R. Plumridge, Esq.

          (c)  if to a Purchaser, at its address as set forth on the Schedule of Purchasers attached hereto as Schedule A, or at such other address or addresses as may have been furnished to the Company in writing.

Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission, or (C) provided by a courier or overnight courier service shall be rebuttal evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

        7.4    Further Assurances.    Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby

        7.5    Amendments.    This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and each Purchaser.

        7.6    Headings.    The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

        7.7    Severability.    In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

        7.8    Governing Law.    This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of laws provisions.

        7.9    Counterparts.    This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. Facsimile signatures shall be deemed original signatures.

        7.10    Entire Agreement.    This Agreement, the Registration Rights Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any of the Purchasers makes any representation, warranty, covenant or undertaking with respect to such matters.

        7.11    Third Party Beneficiaries.    Except with respect to Section 3.1 of this Agreement which may be relied upon by the Placement Agent, this Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person, including the Placement Agent.

        7.12    Publicity.    The Company shall have the right to approve before issuance any press releases or any other public statements with respect to the transactions contemplated by the Operative Agreements. The Company shall not publicly disclose the name of any Purchaser or any of its affiliates without the prior written consent of such Purchaser, which consent shall not be unreasonably withheld or delayed; provided, however, that the Company shall have the right to disclose such information without such Purchaser's consent in the event that such disclosure is required by any Operative Agreement, judicial or administrative action, law (including, without limitation, the Securities Act and the Exchange Act), the Nasdaq Stock Market regulations or as otherwise deemed advisable by counsel to the Company.

        7.13    Termination.    In the event that the Closing shall not have occurred with respect to a Purchaser on or before five (5) business days from the Effective Date due to the Company's or such Purchaser's failure to satisfy the conditions set forth in Sections 5 and 6 of this Agreement (and the non-breaching party's failure to waive such unsatisfied conditions), the non-breaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party.

        7.14    Assignment.    This Agreement and the rights of the Purchaser hereunder may not be assigned by any Purchaser without the prior written consent of the Company in its sole discretion, and shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, heirs and legal representatives. The Company may not assign its rights hereunder without the prior written consent of the Purchasers.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the Effective Date.

"COMPANY" VERSICOR INC.
By:	George F. Horner, III President and Chief Executive Officer
"PURCHASER" Name of Purchaser (Individual or Institution):

Name of Individual representing Purchaser (if an Institution):

Title of Individual representing Purchaser (if an Institution):

Individual Purchaser or Individual representing Purchaser:

Address:

Telephone:

Facsimile:

[SIGNATURE PAGE TO PURCHASE AGREEMENT]

S-1

SUMMARY INSTRUCTION SHEET FOR THE PURCHASER

(to be read in conjunction with the entire Purchase Agreement and the Registration Rights Agreement)

        A.    Complete the following items on both Operative Agreements:

  1.
  Page S-1 - Signature:

  (i)
  Name of Purchaser (Individual or Institution)

  (ii)
  Name of Individual representing Purchaser (if an Institution)

  (iii)
  Title of Individual representing Purchaser (if an Institution)

  (iv)
  Signature of Individual Purchaser or Individual representing Purchaser

  2.
  Appendix I - Investor Suitability Questionnaire; Registration

      Statement Questionnaire:

            Provide the information requested by the Investor Suitability Questionnaire and Registration Statement Questionnaire.

  3.
  Return BOTH properly completed and signed Operative Agreements (i.e., the Purchase Agreement and the Registration Rights Agreement) including the properly completed Appendix I (initially by facsimile with hard copy by overnight delivery) to:

        Lehman Brothers Inc.
        745 7th Avenue, 19th Floor
        New York, New York 10019
        Facsimile: (646) 758-3885
        Attention: Mr. Grant Miller

        B.    Instructions regarding the transfer of funds for the purchase of Shares will be sent by facsimile to the Purchaser by the Placement Agent at a later date.

        C.    Upon the resale of the Shares by the Purchasers after the Registration Statement covering the Shares is effective, as described in the Purchase Agreement, the Purchaser:

    (i)
    must deliver a current prospectus of the Company to the buyer (prospectuses must be obtained from the Company at the Purchaser's request); and

    (ii)
    must send a letter in the form of Appendix II to the Company so that the Shares may be properly transferred.

APPENDIX I

VERSICOR INC.

INVESTOR SUITABILITY QUESTIONNAIRE

        Pursuant to Section 3 of the Agreement, please provide us with the following information:

        Versicor Inc., a Delaware corporation (the "Company"), will use the responses to this questionnaire to qualify prospective investors for purposes of federal and state securities laws. This is not an offer to sell or the solicitation of an offer to buy securities. Such an offer can only be made by appropriate offering documentation. Any such offer may be conditioned upon your qualification as an investor under federal and state securities laws.

        Please complete, sign, date and return one copy of this questionnaire in accordance with the instructions on the Summary Instruction Sheet for the Purchaser on the previous page.

        Individual investors should complete only pages 2-4 and sign on page 8.

        Other investors (partnerships, trusts, corporations, etc.) should complete only pages 5-7. If the answer to any question is "none" or "not applicable", please so indicate.

        Your answers will be kept confidential at all times. However, by signing this questionnaire, you agree that the Company may present this questionnaire to such parties as it deems appropriate to establish the availability of exemptions from registration under state and federal securities laws.

Investor:
Exact name as it should appear on the stock certificate. If the name is a "nominee name", please so state and provide, in addition, the name of the legal owner.
Address:

Address for shareholder records. All notices and mailings will be made to this address. Indicate, if appropriate, the person at that address to whose attention the mailing should be directed.

Appendix I - 1

I. INDIVIDUAL INVESTORS

(INVESTORS OTHER THAN INDIVIDUALS SHOULD TURN TO PAGE APPENDIX I-6)

1.
PERSONAL
Name

Residence Address

Home Telephone

Date of Birth

Social Security Number

2.
BUSINESS
Occupation

Number of Years

Present Employer

Position/Title

Business Address

Business Telephone

3.
RESIDENCE INFORMATION
(a)
Set forth in the space provided below the state(s) in which you have maintained your principal residence during the past three years and the dates during which you resided in each state.

  (b)
  Are you registered to vote in, or do you have a driver's license issued by, or do you maintain a residence in any other state? If yes, in which state(s)?

4.
INCOME
(a)
Was your individual income from all sources during each of the last two years in excess of $200,000 or was the joint income of you and your spouse (if married) from all sources during each of such years in excess of $300,000?

        Yes                    No

    If no, please specify amount and indicate if income was individual or joint:

        Last Year: $                            Year Before Last: $

  (b)
  Do you reasonably expect either your own income from all sources during the current year to exceed $200,000 or the joint income of you and your spouse (if married) from all sources during the current year to exceed $300,000?

        Yes                    No                     If not, please specify amount

        What percentage of your income as shown above is anticipated to be derived from sources other than salary?

Appendix I - 2

5.
NET WORTH

        Will your net worth as of the date you purchase the securities offered, together with the net worth of your spouse, be in excess of $1,000,000?

        Yes                    No                     If not, please specify amount

        Will your investment in these securities exceed 10% of your net worth?

        Yes                    No

6.
AFFILIATION

        If you have any pre-existing personal or business relationship with the Company or any of its officers, directors or controlling persons, please describe the nature and duration of such relationship.

7.
BUSINESS AND FINANCIAL EXPERIENCE
(a)
Please describe in reasonable detail the nature and extent of your business, financial and investment experience which you believe gives you the capacity to evaluate the merits and risks of the proposed investment and the capacity to protect your interests.

  (b)
  Are you purchasing the securities offered for your own account and for investment purposes only?

        Yes                    No

        If no, please state for whom you are investing and/or the reason for investing.

8.
FINANCIAL ADVISORS

        In evaluating this investment, will you be relying on the services of any of the following advisors? (If so, please identify, providing address and telephone number.)

Accountant:

Attorney:

Other:

PLEASE TURN TO PAGE 8 AND SIGN AND DATE THIS QUESTIONNAIRE

Appendix I - 3

II. NON-INDIVIDUAL INVESTORS

        (Please answer Part II only if the purchase is proposed to be undertaken by a corporation, partnership or other entity.)

        IF INVESTMENT WILL BE MADE BY MORE THAN ONE AFFILIATED ENTITY, PLEASE COMPLETE A COPY OF THIS QUESTIONNAIRE FOR EACH ENTITY.

1.
IDENTIFICATION

Name
(Exact name as it will appear on stock certificate)
Address of Principal Place of Business
State (or Country) of Formation or Incorporation
Contact Person
Telephone Number ( )
Type of Entity (corporation, partnership, trust, etc.)
Taxpayer or Employer Identification Number
Was entity formed for the purpose of this investment?
Yes No
If the answer is yes, all shareholders, partners or other equity owners must answer Part I of this Questionnaire. If the above answer is no, please continue completing this form.
2.
PROPOSED INVESTMENT

        Please indicate the amount of your proposed investment: $                        .

        Please state the investing entity's approximate net worth at the time the securities will be purchased: $

3.
DESCRIPTION OF INVESTOR

Appendix I - 4

        Please check the appropriate box to indicate which of the following describes the investing entity:

☐	a corporation or partnership with total assets in excess of $5,000,000, not organized for the purpose of this particular investment;
☐
private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (a U.S. venture capital fund which invests primarily through private placements in non-publicly traded securities and makes available (either directly or through co-investors) to the portfolio companies significant guidance concerning management, operations or business objectives);
☐	a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;
☐	an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;
☐
a trust not organized to make this particular investment, with total assets in excess of $5,000,000 whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Securities Act of 1933 and who completed item 4 below of this questionnaire;
☐
a bank as defined in Section 3(a)(2) or a savings and loan association or other institution defined in Section 3(a)(5)(A) of the Securities Act of 1933 acting in either an individual or fiduciary capacity;
☐	an insurance company as defined in Section 2(13) of the Securities Act of 1933;
☐
an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 (i) whose investment decision is made by a fiduciary which is either a bank, savings and loan association, insurance company, or registered investment advisor, or (ii) whose total assets exceed $5,000,000, or (iii) if a self-directed plan, whose investment decisions are made solely by a person who is an accredited investor and who completed Part I of this questionnaire;
☐
a charitable, religious, educational or other organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the purpose of this investment, with total assets in excess of $5,000,000;
☐	an entity not located in the U.S. none of whose equity owners are U.S. citizens or U.S. residents;
☐	a broker or dealer registered under Section 15 of the Securities Exchange Act of 1934;
☐	a plan having assets exceeding $5,000,000 established and maintained by a government agency for its employees; or
☐	Other. Describe:

4.
INVESTMENT EXPERIENCE

        Please provide general information concerning the business, financial and investment experience of the entity and investment manager of such entity.

Appendix I - 5

III. SIGNATURE

        The above information is true and correct. The undersigned recognizes that the Company and its counsel are relying on the truth and accuracy of such information in reliance on the exemption contained in Subsection 4(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder. The undersigned agrees to notify the Company promptly of any changes in the foregoing information which may occur prior to the investment.

        Executed at                                                                                                   , on                                       , 2002.

(Signature)
(Title if for Entity)

Appendix I - 6

APPENDIX II

VERSICOR INC.

PURCHASER'S CERTIFICATE OF SUBSEQUENT SALE

Attention:	Versicor Inc. Chief Financial Officer

        The undersigned, [an officer of, or other person duly authorized by]                                                                                                    [fill in official name of individual or institution] hereby certifies that he/she [said institution] is the Purchaser of the shares evidenced by the attached certificate, and as such, sold such shares on                              in accordance with [date] Registration Statement number                                                   [fill in the number of or otherwise identify Registration Statement] and the requirement of delivering a current prospectus by the Company has been complied with in connection with such sale.

Print or Type:
Name of Purchaser (Individual or Institution):

Name of Individual Representing Purchaser (if an Institution):

Title of Individual Representing Purchaser (if an Institution):

Signature by:	Individual Purchaser or Individual representing Purchaser:

Appendix II

SCHEDULE A

SCHEDULE OF PURCHASERS

Name and Address of Purchasers	Number of shares	Aggregate Purchase Price

SCHEDULE B

COMPANY WIRE INSTRUCTIONS

QuickLinks

  EXHIBIT 10.1
PURCHASE AGREEMENT
SUMMARY INSTRUCTION SHEET FOR THE PURCHASER (to be read in conjunction with the entire Purchase Agreement and the Registration Rights Agreement)
APPENDIX I VERSICOR INC. INVESTOR SUITABILITY QUESTIONNAIRE
I. INDIVIDUAL INVESTORS (INVESTORS OTHER THAN INDIVIDUALS SHOULD TURN TO PAGE APPENDIX I-6)
II. NON-INDIVIDUAL INVESTORS
III. SIGNATURE
APPENDIX II VERSICOR INC. PURCHASER'S CERTIFICATE OF SUBSEQUENT SALE
SCHEDULE A SCHEDULE OF PURCHASERS
SCHEDULE B COMPANY WIRE INSTRUCTIONS